SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ----------------

                                   FORM 8-A/A
                                (AMENDMENT NO. 1)

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          CLEARVIEW CINEMA GROUP, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 22-3338356
(State of incorporation or organization)            (I.R.S. employer
                                                   identification no.)

           7 WAVERLY PLACE
         MADISON, NEW JERSEY                              07940
(Address of principal executive offices)               (Zip code)

      If this form relates to the            If this form relates to the
      registration of a class of debt        registration of a class of debt
      securities and is effective upon       securities and is to become
      filing pursuant to General             effective simultaneously with
      Instruction A(c)(1) please check       the effectiveness of a
      the following box.   /  /              concurrent registration
                                             statement under the Securities
                                             Act of 1933 pursuant to General
                                             Instruction A(c)(2) please check
                                             the following box.  /  /


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

         TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON
         TO BE SO REGISTERED                WHICH EACH CLASS IS TO BE REGISTERED

        Common Stock, $.01 par value                American Stock Exchange
      --------------------------------      ------------------------------------

      ---------------------------------     ------------------------------------


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:


                                      None
                                   ----------
                                (TITLE OF CLASS)



                               Page 1 of 4 pages.
                          Exhibit index appears on page 4.

                INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 2.     EXHIBITS.

      The following exhibits are incorporated by reference as part of this Registration Statement.


     EXHIBIT                   DESCRIPTION

      A Specimen Certificate for the Common Stock, $.01 par value, of Clearview Cinema Group, Inc. (incorporated by reference from
            Exhibit 4.01 to the SB-2 Registration Statement, filed with Amendment No. 2 thereto on August 4, 1997)

      B Amended and Restated Certificate of Incorporation of Clearview Cinema Group, Inc. (incorporated by reference from Exhibit 3.01(b) to the SB-2 Registration Statement, filed with Amendment No. 2 thereto on August 4, 1997)

      C Amended and Restated By-laws of Clearview Cinema Group, Inc. (incorporated by reference from Exhibit 3.02(b) to the SB-2 Registration Statement, filed with Amendment No. 2 thereto on August 4, 1997)


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


                                   SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                  CLEARVIEW CINEMA GROUP, INC.



                                  By:    /s/ Sueanne H. Mayo
                                         ---------------------------------------
                                  Name:  Sueanne H. Mayo
                                  Title: Secretary and Vice President-Management
                                         Information Systems



Date: August 5,  1997

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


                                 EXHIBIT INDEX


                                                              METHOD OF
EXHIBIT                   DESCRIPTION                          FILING

   A       Specimen Certificate for the Common         Incorporated by reference
           Stock, $.01 par value, of Clearview         from Exhibit 4.01 to the
           Cinema Group, Inc.                          SB-2 Registration
                                                       Statement, filed with
                                                       Amendment No. 2 thereto
                                                       on August 4, 1997

   B       Amended and Restated Certificate of         Incorporated by reference
           Incorporation of Clearview Cinema           from Exhibit 3.01(b) to
           Group, Inc.                                 the SB-2 Registration
                                                       Statement, filed with
                                                       Amendment No. 2 thereto
                                                       on August 4, 1997

   C       Amended and Restated By-laws of             Incorporated by reference
           Clearview Cinema Group, Inc.                from Exhibit 3.02(b) to
                                                       the SB-2 Registration
                                                       Statement, filed with
                                                       Amendment No. 2 thereto
                                                       on August 4, 1997


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